SECURITIES AND EXCHANGE COMMISSION
				 Washington, D.C. 20549


					FORM 8-K                                                          FORM 8-K


				     CURRENT REPORT


			     PURSUANT TO SECTION 13 OR 15(d) OF THE
				 SECURITIES EXCHANGE ACT OF 1934

	DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 18, 1997




				    K N ENERGY, INC.
	      (Exact name of registrant as specified in its charter)


	     Kansas                           1-6446             48-0290000
(State or other jurisdiction       (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                           Identification No.)



      370 Van Gordon Street
	P. O. Box 281304
	  Lakewood, CO                                               80228-8304
(Address of principal executive offices)                             (Zip code)


	     Registrant's telephone number, including area code: (303) 989-1740




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Item 5. Other Events.


	On December 18, 1997, KN Energy, Inc., a Kansas corporation (the "Company"), and Occidental Petroleum Corporation, a Delaware corporation ("Occidental"), entered into a Stock Purchase Agreement (the "Agreement"), upon and subject to the terms and conditions of which the Company will acquire all of the issued and outstanding shares of common stock, par value $.01 per share, of MidCon Corp., a Delaware corporation and a wholly owned subsidiary of Occidental, for $3.49 billion in cash. A copy of the Company's press release dated December 18, 1997 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

	(a)     Financial Statements - None

	(b)     Pro-Forma Financial Statements - None

	(c)     Exhibits

		(99)--Press Release of KN Energy, Inc. dated
		December 18, 1997.


				EXHIBIT INDEX

Exhibit Number          Exhibit Description

(99)                    Press Release of K N Energy, Inc.
			dated December 18, 1997.

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				       SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					     K N ENERGY, INC.



Date:  January 5, 1998                  By: /s/ Martha B. Wyrsch
						Martha B. Wyrsch
						Vice President, General Counsel
						  and Secretary

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FOR IMMEDIATE RELEASE CONTACT: Mark Stutz          Steven P. Eschbach
			       Media Relations     Investor Relations
			       (303) 914-4649      (303) 763-3618
			       mark_stutz@kne.com  steve_eschbach@kne.com

	      KN ENERGY ACQUIRES MIDCON CORP. FOR $3.49 BILLION

LAKEWOOD, COLO., December 18, 1997 B KN Energy, Inc. (NYSE-KNE), announced today that it has agreed to acquire MidCon Corp., based in Lombard, Ill., for $3.49 billion, an acquisition that represents a significant extension of the company's stated strategy. The purchase price is 8.25 times trailing EBITDA for the 12-month period ended September 30, 1997.
     The transaction, which has been approved by the boards of KN Energy and Occidental Petroleum, is expected to be accretive to KN Energy=s earnings per share and cash flow beginning in 1998 after giving effect to a planned debt and equity financing. KN Energy will finance this transaction using a bank acquisition facility that is expected to be refinanced through the issuance of debt and equity securities in the capital markets. KN Energy expects to close on the transaction by early 1998. Closing will be subject to Hart-Scott-Rodino approval.
     Larry Hall, KN Energy chairman and chief executive officer, said the MidCon acquisition fits well with KN's value stream strategy of identifying and "wrapping" non-regulated assets around the regulated portion of its business.
     "This is a strategic extension of our geographic assets and is consistent with other acquisitions we have made," said Hall. "It enables KN Energy to apply its value stream strategy to a new set of assets. This is a strategy we have implemented successfully on our own system, and we believe it will continue to enable us to increase shareholder value and provide more opportunities for our customers."
    KN Energy has a track record of successfully integrating acquisitions into its system. Since 1989, the company has completed numerous acquisitions, joint ventures and partnerships totaling more than $1.5 billion. During that same period, KN Energy has increased its total assets by 236 percent, net income by 394 percent and the aggregate market value of the company by 506 percent.

					(more)
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KN ENERGY ACQUIRES MIDCON

    With the combined operations of the two companies, KN Energy becomes a $7.8 billion asset company, with estimated operating revenue of $4.7 billion, based on the 12-month period ended Sept. 30, 1997. It will transport or sell approximately 17 percent of the natural gas in the United States.
     After closing, KN Energy will have more than 26,000 miles of interstate, intrastate and offshore pipeline in 15 states, with current and potential access to 15 major markets. The company will access natural gas supplies in four of the five major natural gas supply basins in the United States, including Mid-Continent, West Texas, and the highly prolific Rocky Mountain and Gulf Coast regions, and will market in excess of 4 billion cubic feet per day.
    The combined company will have more than 12,000 miles of gathering and processing pipeline; 8,400 miles of distribution pipeline; and 233 billion cubic feet of natural gas storage. The combination of KN Services, Inc., and MidCon Gas Services Corp. will provide for a broad array of commodity services, contracts and specialized applications for mid-market, term market and regional customers.
    "MidCon's strength is the size and geographic scope of its interstate pipeline system, and its access to major markets. KN Energy=s strength is its aggressive and creative management, its proven ability to profitably grow its assets, and its access to natural gas supplies," Hall said. "KN's management team has set a course to execute the same successful strategy across MidCon's assets that we have across our own."
    The acquisition also will bring together two pioneering companies leading the charge for deregulation of national energy markets -- KN Energy's en able joint venture with PacifiCorp and MidCon's mc2 Inc. Combined, the two entities will have a specific focus on residential and small-business, mass-market plays.
    MidCon, a wholly owned subsidiary of the Occidental Petroleum Corp., primarily is engaged in the regulated purchase, gathering, processing, transmission, storage and sale of natural gas to utilities, municipalities, and large commercial and industrial companies from the Gulf of Mexico to the Canadian border. Its subsidiary, Natural Gas Pipeline of America (NGPL), is one of the largest natural gas transporters into the Chicago market. MidCon and NGPL are uniquely positioned in the Chicago market with approximately 2.4 billion cubic feet per day delivery storage.

					(more)
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KN ENERGY ACQUIRES MIDCON

    MidCon's principal subsidiaries include NGPL, MidCon Texas Pipeline Operator, Inc., MidCon Gas Services, MidCon Power Services Corp., mc2, which markets natural gas and electricity at retail levels, and MidCon Gas Products Corp.
    KN Energy, Inc., based in Lakewood is an integrated energy services company with operations that include natural gas gathering, processing, marketing, storage, transportation, energy commodity sales B natural gas and natural gas liquids B and innovative services designed for consumers, utilities and commercial entities.
    KN Energy was advised on the acquisition by Morgan Stanley & Co. Incorporated and Petrie Parkman & Co., Inc. Salomon Smith Barney will also provide a fairness opinion to KN Energy.

					# # #

    This news release contains forward-looking statements within the scope of the Securities Act of 1933 and the Securities Exchange Act of 1934. Although the company believes that these statements are based upon reasonable assumptions, it can give no assurance that its goals will be achieved. Differences between assumed facts and actual results can be material depending on the circumstances and investors should be aware of important factors that could have a material impact on future results. Such factors include, among others, the pace of deregulation of retail natural gas and electricity; federal, state and international regulatory developments; the timing and extent of changes in commodity prices for oil, natural gas, natural gas liquids, electricity, certain agricultural products and interest rates; the extent of success in acquiring natural gas facilities; the timing and success of efforts to develop power, pipeline and other projects; political developments in foreign countries; weather-related factors; and conditions of the capital markets and equity markets during the periods noted in the release. All of these factors are difficult to predict and many are beyond the company's control.

					# # #

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